Charles Schwab Investment Management, Inc.

211 Main Street

San Francisco, CA 94105

January 11, 2016

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Schwab Money Market Portfolio

(the Fund) a series of Schwab Annuity Portfolios (the Registrant)

(File Nos. 033-74534 and 811-08314)

Ladies and Gentlemen:

On behalf of the Registrant and filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the 497 dated January 4, 2016 to the Fund’s prospectus, dated April 30, 2015, as supplemented October 9, 2015 and November 9, 2015. The purpose of this filing is to submit, in XBRL, the 497 dated January 4, 2016.

Any questions or comments on this filing should be directed to the undersigned at (415) 667-0780.

Very truly yours,

/s/ Christine Pierangeli

Christine Pierangeli

Director and Corporate Counsel